Exhibit 99.1

Discovering excellence, driving clinical successTM Lab Day Introduction Leslie J. Browne November 14th, 2007

Forward-Looking Statements . This presentation, and oral statements made with respect to information contained in this presentation, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those which express plan, anticipation, intent, goal, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management's current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia's strategic plans, Pharmacopeia’s plans to develop PS433540, a product candidate from its DARA program, Pharmacopeia’s Phase 2 and Phase 1 clinical studies with respect to PS433540, including timing and expected outcomes of such studies, Pharmacopeia’s plans to develop PS178990, a product candidate from its SARM program, Pharmacopeia’s Phase 1 clinical studies with respect to PS178990, including timing and expected outcomes of such studies, Pharmacopeia’s estimates of the market opportunities for its product candidates, including PS433540 and PS178990, Pharmacopeia’s ability to successfully perform under its collaborations with Bristol-Myers Squibb, Cephalon, GlaxoSmithKline, Organon and Wyeth, Pharmacopeia's ability to build its pipeline of novel drug candidates through its own internally-funded drug discovery programs, third party collaborations and in-licensing, Pharmacopeia's ability to raise additional capital, Pharmacopeia's expectations concerning the development priorities of its collaborators, their ability to successfully develop compounds and its receipt of milestones and royalties from the collaborations, Pharmacopeia's anticipated operating results, financial condition, liquidity and capital resources, Pharmacopeia's expectations concerning the legal protections afforded by U.S. and international patent law, Pharmacopeia’s ability to pursue the development of new compounds and other business matters without infringing the patent rights of others, additional competition, and changes in economic conditions. Further information about these and other relevant risks and uncertainties may be found in Pharmacopeia’s Reports on Form 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Pharmacopeia urges you to carefully review and consider the disclosures found in its filings which are available in the SEC EDGAR database at http://www.sec.gov and from Pharmacopeia at http://www.pharmacopeia.com. All forward-looking statements in this presentation and oral statements made with respect to information contained in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia undertakes no obligation to (and expressly disclaims any such obligation to) publicly update or revise the statements made herein or the risk factors that may relate thereto whether as a result of new information, future events, or otherwise.

Achieving Clinical Milestones First-In-Class DARA Program Initiated Phase 2 Proof of Concept study Phase 1 SARM in-licensed Potentially best-in-class Plan to be in Phase 2 by 1Q-09 Partners’ Results Upcoming CXCR2 antagonist in Phase 2 p38 kinase inhibitor in Phase 2 CCR1 Development Candidate Candidate likely to be selected in 4Q Clinical development stage company with 3 programs in Ph 2

Deep High Quality Diversified Portfolio

Pharmacopeia



Program
Lead Generation
Preclinical
Optimization
Development
Clinical Phase
I
2
3
NDA Filed
PS433540
Cardiovascular DARA
PS291822
COPD CXCR2
Schering-Plough
PS540446
Psoriasis/RA p38
Bristol-Myers Squibb
PS178990
Muscle Wasting SARM
PS095760
Oncology
Schering-Plough
PS386113
Inflammation
Schering-Plough
PS948115
Respiratory
Schering-Plough
PS248288
Metabolic Disease
Schering-Plough
PS015146
Undisclosed
Schering-Plough
PS873266
Inflammation
Celgene
JAK3
Immuno/Inflam
Wyeth
JAK3 Topical
Derm/Ocular
CCR1
Rheumatoid/MS
Adenosine A2A
Parkinson's
7 programs active in the clinic
3 programs in preclinical development
3 internal programs in lead optimization
PARTNERED
INTERNAL

Snapshot: 2006 vs. 2007 Financial $3.79 15.3M Shares $57M MC 2 analysts: Canaccord, MCF Clinical Pipeline Strategic Alliances GSK, CEPH Financial $5.72 29.6M Shares $169M Mkt Cap 4 analysts: Canaccord, MCF, CIBC, Broadpoint (First Albany) Clinical Pipeline Strategic Alliances GSK, CEPH, Organon, WYE Q3 2006 Q3 2007 7 (DARA + 6P) PC 2 (P) P1 -- P2 -- P3 3 (P) PC 4 (SARM + 3P) P1 3 (DARA +2P) P2 -- P3

Continuing News Flow in 2007 - 2009 4Q:07 2H:08 DARA: Endothelin challenge study initiated CCR1 antagonist for RA and MS chosen for development SARM: Initiate Phase 1 MAD study 1Q:08 DARA: Phase 2a Proof of Concept study results DARA: 2nd Phase 2 hypertension study initiated 2Q:08 1H:09 SARM: Initiate Phase 2 DARA: Endothelin challenge results DARA: 2nd Ph 2 hypertension results Additional partnered programs in Phase 1/2

Discovering excellence, driving clinical successTM